                                                                  EXHIBIT (B)(2)


                                              PRELIMINARY DRAFT/WORK IN PROGRESS


                               HAMBRECHT & QUIST


                               Presentation to


                           FEVER BOARD OF DIRECTORS
                            REGARDING PROJECT DISCO



                               October 27, 1997

                                              Preliminary Draft/Work in Progress


                               TABLE OF CONTENTS


               1.   Transaction Summary
               2.   Fever Financial Information
               3.   Review of Fever Market Performance and Shareholders
               4.   Analysis of Potential Future Share Prices
               5.   Indicated Value Based on Publicly Traded Companies
               6.   Indicated Value Based on Comparable M&A Transactions
               7.   Discounted Cash Flow Analysis
               8.   Summary of Implied Equity Valuations
               9.   Proposed Transaction Multiples
               10.  Pro Forma Impact on Night
               11.  Form of Fairness Opinion

---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress





                             1.TRANSACTION SUMMARY





---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                              TRANSACTION SUMMARY


     * Disco tender offer to purchase Fever common stock for $10.68 per share in cash

     * Tender offer is conditioned on, among other things, at least a two-thirds of the outstanding Fever shares being tendered

     * Second-step merger to convert remaining shares into right to receive $10.68 per share in cash

     *  Transaction to be accounted for as a purchase

----------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                              TRANSACTION SUMMARY
                                   Continued

* Proceeds from the tender offer or merger to be taxable to the Fever shareholder (unless otherwise a tax-exempt entity)

* Agreement contains customary "no shop" provision subject to fiduciary obligations

*    Fever stock options to be cashed out at the effective time

* Agreement provides that a "Termination Fee" will be payable to Fever under certain circumstances

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                              TRANSACTION SUMMARY
                        ($MM, Except per share values)

  Per share                                  $10.68

  Shares outstanding (MM) [a]                   4.1

     Offer for equity                         $44.1

LESS CASH [b]                                  (0.1)

PLUS DEBT [b]                                   1.9
                                          -----------
OFFER FOR ENTERPRISE                          $46.0
                                          ===========

[a] Based on treasury stock method of accounting. Assumes 3.8MM shares and 0.6MM options with an average exercise price of $4.60 per share based on option schedule dated 10/15/97.

[b]  Based on Fever 10Q dated June 30, 1997.

--------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                       IMPLIED EQUITY VALUATION SUMMARY

                    Category                                               Total Equity Valuation        Per Share Valuation

                                                                                Range ($MM)                    Range
                                                                      -----------------------------------------------------------
A. Implied Valuation Based on Comparable Public Companies
     Stereo Retailers/Peripherals & Manufactures                          $ 9.1     -      $ 61.0        $2.21    -     $14.76
     Branded Retail Companies                                              10.4     -       107.9         2.51    -      26.57

B. Implied Valuation Based on Comparable M&A Transactions
     Implied Valuation Based on Comparable Consumer M&A Transactions       28.8     -        99.3         6.97    -      24.04
     Implied Valuation Based on Comparable Technology M&A Transactions     26.2     -        70.4         6.35    -      17.04

C. Discounted Cash Flow Analysis                                           20.8     -        65.0         5.02    -      15.74

D. Implied Valuation Based on 52 Week Trading Range                        13.8     -        29.2         3.37    -       7.13

E. Implied Valuation Based on Historic Trading Range                       13.3     -        40.0         3.25    -       9.75

F. Implied Valuation Based on Potential Future Share Price Range
     Management Estimates                                                  25.0     -        71.7         6.10    -      17.48
     H&Q Estimates                                                         17.4     -        42.6         4.25    -      10.40

---------------------------------------------------------------------------------------------------------------------------------
Purchase Price for FEVER                                                          $  44.1                       $  10.68
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                       IMPLIED EQUITY VALUATION SUMMARY


                             [GRAPH APPEARS HERE]

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress




     2.  FEVER FINANCIAL INFORMATION




-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                FEVER HISTORICAL AND PROJECTED INCOME STATEMENT
                                     ($MM)


                             [GRAPH APPEARS HERE]



Source: FY 1998-2001 estimates derived by H&Q based on discussions with
-----------------------------------------------------------------------
management.
-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                FEVER HISTORICAL AND PROJECTED INCOME STATEMENT
                                     ($MM)

                             [GRAPH APPEARS HERE]


Source: FY 1998-2001 estimates derived by H&Q based on discussions with management.
-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                FEVER HISTORICAL AND PROJECTED INCOME STATEMENT
                        ($MM, except per share values)

--------------------------------------------------------------------------------------------------------------------------------
   Fiscal Year ended June 30 [a]  1993       1994      1995      1996      1997     1998 E(b)  1999 E(b)  2000 E(b)  20001 E(b)
--------------------------------------------------------------------------------------------------------------------------------
REVENUES                          $ 12.6     $ 15.3    $ 27.2    $ 43.6    $ 51.3   $ 79.3    $ 95.5    $ 102.1    $ 108.3
Cost of revenues                     5.0        7.8      19.2      25.9      31.0     49.6      59.5       63.4       67.3
                                  ----------------------------------------------------------------------------------------------
Gross profit                         7.6        7.5       8.0      17.7      20.3     29.7      36.0       38.7       41.0

Total operating expenses             6.2        6.5       8.6      17.0      21.1     26.8      30.8       32.8       34.7

EBIT                                 1.5        0.9      (0.6)      0.7      (0.8)     2.8       5.3        5.9        6.3
Other income (expense)              (0.0)       0.1       0.2      (0.3)     (0.2)    (0.4)     (0.7)      (0.7)      (0.3)
                                  ----------------------------------------------------------------------------------------------
PRETAX PROFIT                        1.5        1.0      (0.4)      0.4      (1.0)     2.4       4.5        5.2        6.0
Taxes                               (0.6)      (0.4)     (0.4)     (0.2)      0.4      1.0       1.8        2.1        2.4
                                  ----------------------------------------------------------------------------------------------
NET INCOME                        $  0.9      $ 0.6     $ 0.8     $ 0.3     ($0.6)   $ 1.5     $ 2.7      $ 3.1      $ 3.6
                                  =============================================================================================

EARNINGS PER SHARE                $ 0.59      $0.22    ($0.27)    $0.09    ($0.19)   $0.36     $0.67      $0.78      $0.89
Shares outstanding                   1.5        2.6       2.9       2.9       3.2      4.0       4.0        4.0        4.0

Depreciation & amortization        $ 0.3      $ 0.6     $ 0.5     $ 0.7     $ 1.1    $ 1.4     $ 2.0       $2.5      $ 2.6
EBITDA                               1.7        1.6      (0.1)      1.5       0.3      4.2       7.3        8.4        9.0

Margins
     Gross margin                   60.4%      48.9%     29.4%     40.6%     39.6%    37.4%    37.7%       37.9%     37.8%
     EBITDA margin                  13.7%      10.2%     (0.3%)     3.4%      0.6%     5.3%     7.6%        8.2%      8.3%
     EBIT margin                    11.5%       6.1%     (2.1%)     1.6%     (1.6%)    3.5%     5.5%        5.8%      5.8%
     Net margin                      6.9%       3.8%     (2.8%)     0.6%     (1.2%)    1.8%     2.8%        3.1%      3.3%
     Effective tax rate               nm         nm        nm        nm        nm     40.0%    40.0%       40.0%     40.0%

Growth rates
     Revenues                      (95.2%)     20.9%     78.3%     60.2%     17.7%    54.6%    20.4%        7.0%      6.1%
     Gross profit                  (95.5%)     (2.1%)     7.1%    121.6%     14.7%    46.0%    21.5%        7.5%      5.9%
     EBITDA                        (96.1%)     (9.9%)  (104.6%)  2128.4%    (80.1%) 1341.7%    73.9%       14.8%      6.9%
     EBIT                          (95.1%)    (36.5%)  (161.8%)   225.6%   (212.0%)  449.3%    86.9%       12.3%      7.3%
     Net income                    (96.7%)    (32.9%)  (232.7%)   132.5%   (345.0%)  316.7%    87.4%       15.4%     14.5%
     Earnings per share              8.5%     (62.0%)  (220.6%)   132.0%   (322.3%)  273.7%    87.4%       15.4%     14.5%

[a] Effective March 23, 1995, the Company assumed a June fiscal year end. Fiscal years prior to that date have been adjusted to reflect a June fiscal year end.
[b] FY 1998-2001 uses estimates derived by H&Q based on discussions with management.
-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                 FEVER HISTORICAL EARNINGS VERSUS H&Q ESTIMATES

                             [GRAPH APPEARS HERE]



---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress


             FEVER PROJECTED EARNINGS VERSUS H&Q PROJECTED EARNINGS



                             [GRAPH APPEARS HERE]



---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress





3.   REVIEW OF FEVER MARKET PERFORMANCE AND SHAREHOLDERS




---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress


                  REVIEW OF FEVER COMMON STOCK PRICE HISTORY


     TRADING PRICE
     -------------
     52-week high                       $7.13
     52-week low                        $3.37

     All-time high                      $9.75
     All-time low                       $3.25

     AVERAGE CLOSING PRICE /[A]/
     ---------------------
     Previous week                      $6.95
     Previous month                     $6.14
     Previous 3 months                  $5.29
     Previous 6 months                  $5.16
     Previous 12 months                 $5.13

     /[A]/ Assumes average prices as of 10/3/97.


---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                  STOCK PRICE PERFORMANCE AND VOLUME HISTORY
                                IPO to 10/3/97



                                      Announcement of discussions with
                                      Night regarding potential acquisition


                             [GRAPH APPEARS HERE]





-------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                 ANALYSIS OF VOLUME TRADED AT SPECIFIC PRICES
                                1995 to Present





                             [GRAPH APPEARS HERE]




---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                  ANALYSIS OF VOLUME TRADED AT SPECIFIC PRICES
                                1995 to Present

                                    1997 YTD                                1996                                  1995
                     ---------------------------------------------------------------------------------------------------------------
                            % Total             % Total            % Total             % Total           % Total            % Total
                              at or               at or              at or               at or             at or              at or
 Stock Price Range   Days     below    Volume     below     Days     below    Volume     below    Days     below    Volume    below
 -----------------   ----     -----    ------     -----     ----     -----    ------     -----    ----     -----    ------    -----
 $9.70 - $10.00         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $9.40 -   9.70         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $9.10 -   9.40         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $8.80 -   9.10         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $8.50 -   8.80         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
------------------------------------------------------------------------------------------------------------------------------------
 $8.20 -   8.50         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $7.90 -   8.20         0     100.0         0     100.0        0     100.0         0     100.0       0     100.0         0    100.0
 $7.60 -   7.90         0     100.0         0     100.0        0     100.0         0     100.0       1     100.0    30,700    100.0
 $7.30 -   7.60         0     100.0         0     100.0        0     100.0         0     100.0       3      99.6    89,500     99.4
 $7.00 -   7.30         2     100.0   109,500     100.0        0     100.0         0     100.0       7      98.4    48,500     97.6
------------------------------------------------------------------------------------------------------------------------------------
 $6.70 -   7.00         6      99.0   177,000      97.0        0     100.0         0     100.0      12      95.6   466,600     96.6
 $6.40 -   6.70         3      95.8   104,600      92.2        1     100.0     3,600     100.0      24      90.9   692,700     87.4
 $6.10 -   6.40         3      94.3    92,500      89.3        6      99.6   120,000      99.9      35      81.3   624,000     73.6
 $5.80 -   6.10         1      92.7    39,500      86.8        9      97.2   371,200      95.7      21      67.5   305,500     61.2
 $5.50 -   5.80         4      92.2   597,900      85.7        4      93.7    77,900      82.7      32      59.1   508,900     55.2
------------------------------------------------------------------------------------------------------------------------------------
 $5.20 -   5.50        50      90.1   996,400      69.4       32      92.1   519,700      80.0      66      46.4   987,100     45.0
 $4.90 -   5.20        54      64.1   726,300      42.2       21      79.5   248,500      61.9      27      20.2   466,500     25.4
 $4.60 -   4.90        42      35.9   306,300      22.4       13      71.3   134,400      53.2      11       9.5   276,200     16.2
 $4.30 -   4.60        12      14.1   171,500      14.0       14      66.1   309,200      48.5       6       5.2   141,300     10.7
 $4.00 -   4.30         5       7.8   161,300       9.3       29      60.6   280,700      37.7       6       2.8   224,500      7.9
------------------------------------------------------------------------------------------------------------------------------------
 $3.70 -   4.00         9       5.2   176,400       4.9       85      49.2   566,700      27.9       0       0.4         0      3.4
 $3.40 -   3.70         0       0.5         0       0.1       29      15.7   175,400       8.1       1       0.4   171,800      3.4
 $3.10 -   3.40         1       0.5     3,700       0.1       11       4.3    58,000       2.0       0       0.0         0      0.0
 $2.80 -   3.10         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $2.50 -   2.80         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
------------------------------------------------------------------------------------------------------------------------------------
 $2.20 -   2.50         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $1.90 -   2.20         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $1.60 -   1.90         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $1.30 -   1.60         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $1.00 -   1.30         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0
 $0.70 -   1.00         0       0.0         0       0.0        0       0.0         0       0.0       0       0.0         0      0.0

                      192           3,662,900                254           2,865,300               252           5,033,800
                     ---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                        ANALYSIS OF FEVER SHAREHOLDERS

                                                 Number of      % of
Institutions [a]                                  Shares       Shares
--------------------------------               ------------  ----------
Dimensional Funds Advs                             104,000        2.7%
Alex Brown, Inc.                                    10,000        0.3%
Anb Investment Management                            2,700        0.1%
                                               ------------  ----------
 Total Institutional Holdings                      116,700        3.1%

Insiders [b,c]
--------------------------------
Creative Technology Ltd                          1,169,608       30.8%
Thomas J. DeVesto                                  338,605        8.9%
William R. Hambrecht                               337,000        8.9%
Henry E. Kloss                                     322,766        8.5%
Thomas J. Hannaher                                  25,394        0.7%
Wayne P. Garrett                                    21,666        0.6%
Sandy Ruby                                          21,666        0.6%
Robert S. Mainiero                                  15,000        0.4%
Leo Kahn                                            14,300        0.4%
Thomas E. Brew, Jr.                                  8,000        0.2%
Franklin S. Browning, Jr.                            8,000        0.2%
Peter B. Seamans                                     8,000        0.2%
                                               ------------  ----------
 Total Insider Holdings                          2,290,005       60.2%

Total Public Holdings                            1,396,322       36.7%

Total Shares Outstanding [d]                     3,803,027      100.0%
                                               ============  ==========

[a] Based on the latest SEC 13(F) filings of June 30, 1997 of ownership by major institutions with equity assets of $100MM or more.
[b]  Based on shareholder's proxy statement of September 29, 1997.
[c] Includes 230,235 shares issuable upon exercise of options that were exercisable at June 30, 1997.
[d]  As of June 30, 1997 based on Fever 10K.

----------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


4.   ANALYSIS OF POTENTIAL FUTURE SHARE PRICES


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                   ANALYSIS OF POTENTIAL FUTURE SHARE PRICES

                  FUTURE VALUE BASED ON                        IMPLIED PRESENT VALUE AT SELECTED DISCOUNT RATES
                                            ---------------------------------------------------------------------------------------
 FISCAL           FORWARD P/E MULTIPLE                  14.0%                         16.0%                         18.0%
              ----------------------------- ----------------------------- ----------------------------- ----------------------------
  YEAR EPS     17.0 x 20.0 x 23.0 x 26.0 x   17.0 x 20.0 x 23.0 x 26.0 x   17.0 x 20.0 x 23.0 x 26.0 x   17.0 x 20.0 x 23.0 x 26.0 x
------------  ----------------------------- ----------------------------- ----------------------------- ----------------------------
Fever Management Estimates [a]

                                            ----------------------------- ----------------------------- ----------------------------
 1998 $0.36    $6.10  $7.17  $8.25  $9.33    $6.10  $7.17  $8.25  $9.33    $6.10  $7.17  $8.25  $9.33    $6.10  $7.17  $8.25  $9.33
                                                   ----------------------        ----------------------        ---------------------
 1999  0.67    11.43  13.44  15.46  17.48    10.02  11.79  13.56  15.33     9.85  11.59  13.33  15.07     9.68  11.39  13.10  14.81
                                            -------                       -------                       -------
H&Q Estimates

                                            ----------------------------- ----------------------------- ----------------------------
 1998 $0.25    $4.25  $5.00  $5.75  $6.50    $4.25  $5.00  $5.75  $6.50    $4.25  $5.00  $5.75  $6.50    $4.25  $5.00  $5.75  $6.50
 1999  0.40     6.80   8.00   9.20  10.40     5.96   7.02   8.07   9.12     5.86   6.90   7.93   8.97     5.76   6.78   7.80   8.81
                                            ----------------------------- ----------------------------- ----------------------------

Note: Boxed values are below the offer price of $10.68 per share.
[a]  Estimates derived by H&Q based on discussions with the Company.

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


5.   INDICATED VALUE BASED ON PUBLICLY TRADED COMPANIES


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


              INDICATED VALUE BASED ON PUBLICLY TRADED COMPANIES
                         ($MM, except per share data)

                 Stereo Retailers/Peripherals & Manufacturers


                                   FEVER                                                          Implied          Implied
                                    LTM                      Selected Public                     Enterprise         Equity
                                Financials[a]     Stereo Retailers/Peripherals & Manufacturers     Value           Value [c]
                                    ($MM)                          Multiple [b]                    ($MM)            ($MM)
------------------------------------------------------------------------------------------------------------------------------
LTM Revenues                             $51.3           x            1.1                             $56.5             $54.6

LTM EBITDA                                 0.3           x           12.6                                NM                NM

LTM EBIT                                  (0.8)          x           17.2                                NM                NM

Projected CY97 Net Income - Mgmt.          0.4           x           22.9                              11.0               9.1

Projected CY98 Net Income - Mgmt.          1.9           x           17.4                              35.2              33.3

Projected CY97 Net Income - H&Q           (0.6)          x           22.9                                NM                NM

Projected CY98 Net Income - H&Q            1.2           x           17.4                              22.2              20.4

Book Value (as of 6/30/97)                15.4           x            4.0                              62.8              61.0

-----------------------------------------------------------------------------------------------------------------------------
PURCHASE PRICE OF FEVER                                                                               $46.0             $44.1
-----------------------------------------------------------------------------------------------------------------------------

                                               Inplied
                                                Equity
                                          Value Per Share [d]
----------------------------------------------------------
LTM Revenues                                     $13.22

LTM EBITDA                                           NM

LTM EBIT                                             NM

Projected CY97 Net Income - Mgmt.                  2.21

Projected CY98 Net Income - Mgmt.                  8.07

Projected CY97 Net Income - H&Q                      NM

Projected CY98 Net Income - H&Q                    4.93

Book Value (as of 6/30/97)                        14.76
----------------------------------------------------------
PURCHASE PRICE OF FEVER                          $10.68
----------------------------------------------------------

_____________________________________
[a] Information based on projected twelve month results for period ending
    6/30/97.
[b] Uses mean value from relevant page.
[c] Equity Value equals Enterprise Value plus $.1 million in cash less $1.9 million in debt.
[d] Assumes 3.8 million shares of FEVER and 0.6 million options with an average exercise price of $4.60 per share outstanding on the effective date.

---------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


                   INDICATED VALUE BASED ON PUBLICLY TRADED
                                   COMPANIES
                         ($MM, except per share data)


                           Branded Retail Companies

                                     FEVER                                       Implied        Implied
                                      LTM                   Selected Public     Enterprise       Equity            Inplied
                                  Financials [a]             Branded Retail        Value        Value [c]           Equity
                                      ($MM)                   Multiple [b]         ($MM)          ($MM)       Value Per Share [d]
-----------------------------------------------------------------------------------------------------------------------------
LTM Revenues                            $ 51.3      x            2.1                $109.8          $107.9           $26.57

LTM EBITDA                                 0.3      x           12.9                    NM              NM               NM

LTM EBIT                                  (0.8)     x           17.9                    NM              NM               NM

Projected CY97 Net Income - Mgmt.          0.4      x           25.9                  12.2            10.4             2.51

Projected CY98 Net Income - Mgmt.          1.9      x           20.8                  41.7            39.8             9.64

Projected CY97 Net Income - H&Q           (0.6)     x           25.9                    NM              NM               NM

Projected CY98 Net Income - H&Q            1.2      x           20.8                  26.2            24.4             5.89

Book Value (as of 6/30/97)                15.4      x            6.2                  96.8            95.0            22.99

-----------------------------------------------------------------------------------------------------------------------------
PURCHASE PRICE OF FEVER                                                             $46.08           $44.1           $10.68
-----------------------------------------------------------------------------------------------------------------------------

_____________________________________
[a] Information based on projected twelve month results for period ending
    6/30/97.
[b] Uses mean value from relevant page.
[c] Equity Value equals Enterprise Value plus $.1 million in cash less $1.9 million in debt.
[d] Assumes 3.8 million shares of FEVER and 0.6 million options with an average exercise price of $4.60 per share outstanding on the effective date.

---------------------------------------------------------------------------H&Q

                                               Preliminar Draft/Work in Progress

                   TRADING STATISTICS OF SELECTED COMPARABLE
                                   COMPANIES
                        ($MM, except per share values)

                                                              Fiscal    Shares         Market Value on 10/23/97
                                                                                 ------------------------------------------
                                                                Year      Out.      Per           % of 52         Market
Company                                              Ticker      End      (MM)      Share          Wk High          Cap.
--------------------------------------------        --------   -------- -------- ----------        --------      ----------
Stereo Retailers/Peripherals & Manufacturers
Boston Acoustics, Inc.                              BOSA         Mar        3       $31.50           88%           $ 104
Circuit City Stores, Inc. [d]                       CC           Feb       98        41.70           92%           4,106
Good Guys, Inc. [e]                                 GGUY         Sep       14         7.25           81%             100
Harman International Industries, Inc.               HAR          Jun       18        53.70           94%             992
Iomega Corp.                                        IOM          Dec      130        28.60           95%           3,708
Recoton Corp.                                       RCOT         Dec       11        13.50           79%             154
Zenith Electronics Corp. [f]                        ZE           Dec       67         9.40           62%             626

                                                                Earnings Per Share [a]                      P/E Multiples
                                                       ----------------------------------------        ------------------------
Company                                                  CY96           CY97E           CY98E           CY97E           CY98E
--------------------------------------------           --------        --------        --------        --------        --------
Stereo Retailers/Peripherals & Manufacturers
Boston Acoustics, Inc.                                 $1.28           $1.68           $2.45            18.8    x       12.9   x
Circuit City Stores, Inc. [d]                           1.52            1.28            1.45            32.6            28.8
Good Guys, Inc. [e]                                    (0.63)          (0.74)            na              nm              na
Harman International Industries, Inc.                   3.29            3.08            4.28            17.4            12.5
Iomega Corp.                                            0.47            0.87            1.22            32.9            23.4
Recoton Corp.                                           0.72            1.07            1.40            12.6             9.6
Zenith Electronics Corp. [f]                             na              na              na              na              na

                                                                                     -----------------------------------------------
                                                                                       Mean:            22.9    x       17.4   x
                                                                                      Median:           18.8            12.9
                                                                                     -----------------------------------------------

                                                             (96-98)         1998
                                                             EPS Grow       P/E to     Enterprise    Enterprise Value/LTM [c]
                                                                                                   -----------------------------
Company                                                         Rate        Growth     Value [b]     Revs     EBITDA      EBIT
--------------------------------------------                  --------    ---------  ------------- -------- ----------  --------
Stereo Retailers/Peripherals & Manufacturers
Boston Acoustics, Inc.                                           38     %     0.3   x   $  101       2.0   x   10.8   x   12.8   x
Circuit City Stores, Inc. [d]                                    (2)           nm        3,812       0.5       11.0       15.7
Good Guys, Inc. [e]                                              nm            nm           87       0.1        nm         nm
Harman International Industries, Inc.                            14            0.9       1,295       0.9        8.4       12.7
Iomega Corp.                                                     61            0.4       3,584       2.4       21.9       27.0
Recoton Corp.                                                    39            0.2         282       1.2       10.8       17.8
Zenith Electronics Corp. [f]                                     nm            nm          828       0.6        nm         nm

                                                  --------------------------------------------------------------------------------
                                                     Mean:     30.1     %      0.5  x                1.1   x   12.6   x   17.2   x
                                                    Median:    38.3            0.4                   1.0       10.8       15.7
                                                  --------------------------------------------------------------------------------







                                                            Market
                                                             Cap/
                                                             Book
Company                                                     Value
--------------------------------------------              --------

Stereo Retailers/Peripherals & Manufacturers                6.6     x
Boston Acoustics, Inc.                                      2.5
Circuit City Stores, Inc. [d]                               0.8
Good Guys, Inc. [e]                                         2.1
Harman International Industries, Inc.                       9.6
Iomega Corp.                                                1.2
Recoton Corp.                                               4.9
Zenith Electronics Corp. [f]

                                                  ---------------------
                                                     Mean:  4.0     x
                                                    Median: 2.3
                                                  ---------------------

________________________________________
[a] Earnings estimates from H&Q Research where available, otherwise First Call. [b] Enterprise value equals market value plus long and short-term debt, capitalized leases, redeemable preferred stock and minority interest less cash and marketable securities.
[c] Last Twelve Months financial information excludes non-recurring charges.
[d] Information excludes results for CarMax Group Subsidiary.
[e] Operating expenses exclude $3.7 million in early retirement of assets for
    FY 1996.
[f] Operating expenses exclude $9.3 million related to severance costs associated with employment reductions and the shutdown of the Canadian wholy-owned subsidiary fro FY 1996. Operating expenses exclude income of $26.3 million from royalty payments related to the tuning system patents for FY 1996, and $3.1 million for 2Q97.

                                                              Fiscal    Shares         Market Value on 10/23/97
                                                                                 ------------------------------------------
                                                                Year      Out.      Per           % of 52
Company                                              Ticker      End      (MM)      Share          Wk High         Total
--------------------------------------------        --------   -------- -------- ----------        --------      ----------
Branded Retail
Gap                                                 GPS           Jan     268        $52.10           98%             $13,969
Gucci                                               GUC           Jan     61          40.25           50%               2,459
Gymboree                                            GYMB          Jan     25          24.00           68%                 590
Starbucks                                           SBUX          Sep     81          36.75           82%               2,988
Tiffany                                             TIF           Jan     35          45.25           93%               1,585
Williams-Sonoma                                     WSGC          Jan     26          40.25           81%               1,038

------------------------------------------------------------------------------------------------------------------------------
Fever [d]                                                         Jun      4          $7.13           100%            $    29
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Night                                                             Jun     92         $26.38           94%             $ 2,437
------------------------------------------------------------------------------------------------------------------------------

                                                                Earnings Per Share [a]                      P/E Multiples
                                                       ----------------------------------------        ------------------------
Company                                                  CY96           CY97E           CY98E           CY97E           CY98E
--------------------------------------------           --------        --------        --------        --------        --------
Branded Retail
Gap                                                   $ 1.60           $  1.92         $ 2.26           27.1      x     23.1     x
Gucci                                                   2.76              3.00           3.40           13.4            11.7
Gymboree                                                1.24              1.44           1.75           16.7            13.7
Starbucks                                               0.52              0.80           1.10           45.9            33.4
Tiffany                                                 1.66              2.02           2.35           22.4            19.3
Williams-Sonoma                                         0.86              1.34           1.68           30.0            24.0

                                                                     -----------------------------------------------------------
                                                                                  Mean:                 25.9    x       20.8    x
                                                                                 Median:                24.8            21.2
                                                                     -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Fever [d]                                               0.15            ($0.16)         $0.30            nm       x     23.8     x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Night                                                   0.00             $2.25          $2.55           11.7      x     10.3     x
-----------------------------------------------------------------------------------------------------------------------------------

                                                             (96-98)         1998
                                                             EPS Grow       P/E to     Enterprise    Enterprise Value/LTM [c]
                                                                                                   -----------------------------
Company                                                         Rate        Growth     Value [b]     Revs     EBITDA      EBIT
--------------------------------------------                  --------    ---------  ------------- -------- ----------  --------
Branded Retail
Gap                                                            19     %     1.2   x    $13,801       2.5   x   14.3   x    18.8  x
Gucci                                                          12           1.0          2,267       2.6        9.0         9.5
Gymboree                                                       19           0.7            540       1.6        7.9         9.3
Starbucks                                                      45           0.7          2,825       3.2       21.6        36.5
Tiffany                                                        19           1.0          1,671       1.7       11.4        13.3
Williams-Sonoma                                                40           0.6          1,101       1.3       13.5        20.2

                                                  ---------------------------------------------------------------------------------
                                                   Mean:      25.6    %     0.9   x                  2.1   x   12.9   x    17.9  x
                                                   Median:    18.9          0.9                      2.1       12.4        16.1
                                                  ---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Fever [d]                                                      41     %     0.6   x    $    31       0.6   x  106.1   x     nm   x
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Night                                                          nm     %     nm    x    $ 2,110       1.7   x   16.1   x    19.4  x
----------------------------------------------------------------------------------------------------------------------------------

                                                             Cap/
                                                             Book
Company                                                     Value
--------------------------------------------              --------
Branded Retail
Gap                                                          9.0   x
Gucci                                                        7.5
Gymboree                                                     3.9
Starbucks                                                    5.9
Tiffany                                                      3.9
Williams-Sonoma                                              6.9

                                                 ----------------------
                                                   Mean:     6.2   x
                                                   Median:   6.4
                                                 ----------------------

--------------------------------------------------------------------------------
Fever [d]                                                    1.9   x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Night                                                        9.1
--------------------------------------------------------------------------------

--------------------------------------------
[a] Earnings estimates from H&Q Research where available, otherwise First Call. [b] Enterprise value equals market value plus long and short-term debt, capitalized leases, redeemable preferred stock and minority interest less cash and marketable securities.
[c] Last Twelve Months financial information excludes non-recurring charges. [d] Fever share price based on close at 10/3/97.

                                              Preliminary Draft/Work in Progress

                 LATEST TWELVE MONTHS OPERATING STATISTICS FOR
                         SELECTED COMPARABLE COMPANIES
                                     ($MM)


                                                        Latest
                                                        Twelve           Latest Twelve Months [a]                    Margins
                                                                ----------------------------------------------------------------
Company                                        Ticker   Months   Revenue   EBITDA    EBIT     Net     Gross    EBITDA    EBIT
--------------------------------------------  -------- -------- --------- -------- -------- -------- -------- -------- ---------
Stereo Retailers/Peripherals & Manufacturers
Boston Acoustics, Inc.                        BOSA       Jun        $51.7    $9.4     $7.9     $5.3     42.8%    18.1%    15.3%
Circuit City Stores, Inc. [d]                 CC         May      7,905.4   347.3    242.5    132.4     23.0      4.4      3.1
Good Guys, Inc. [e]                           GGUY       Jun        898.5   (10.6)   (20.3)   (11.5)    24.8     (1.2)    (2.3)
Harman International Industries, Inc.         HAR        Jun      1,474.1   155.1    102.0     54.8     28.5     10.5      6.9
Iomega Corp.                                  IOM        Jun      1,468.6   164.0    132.5     82.3     28.7     11.2      9.0
Recoton Corp.                                 RCOT       Jun        233.8    26.2     15.8      8.9     36.6     11.2      6.8
Zenith Electronics Corp. [f]                  ZE         Jun      1,289.3  (145.1)  (179.9)  (174.7)     3.0    (11.3)   (14.0)
                                                                                       -----------------------------------------
                                                                                              Mean:     26.8 %    6.1%     3.6%
                                                                                            Median:     28.6     10.8      6.8
                                                                                       -----------------------------------------

                                                                       Operating Costs     Balance Sheet Info.     CapEx/
                                                             -------- -----------------  -----------------------  --------
Company                                                        Net      R&D     S,G&A     Cash [b]   Debt [c]      Sales
--------------------------------------------                 -------- -------- --------  ---------- ------------  --------
Stereo Retailers/Peripherals & Manufacturers
Boston Acoustics, Inc.                                          10.3%     6.6%    20.8%     $5.4       $2.8         3.3%
Circuit City Stores, Inc. [d]                                    1.7       na     19.9     728.7      434.5         6.9
Good Guys, Inc. [e]                                             (1.3)      na     27.0      12.7        0.0         1.2
Harman International Industries, Inc.                            3.7       na     21.6       4.2      306.9         4.6
Iomega Corp.                                                     5.6      3.8     15.9     135.4       11.9         4.4
Recoton Corp.                                                    3.8       na     29.9      12.0      139.9         4.1
Zenith Electronics Corp. [f]                                   (13.5)     3.5     13.5       0.0      202.4        12.9
                                                 --------------------------------------------------------------------------
                                                      Mean:      1.5%     nm      21.2%                             5.3%
                                                    Median:      3.8      nm      21.2                              4.3
                                                 --------------------------------------------------------------------------

--------------------------------------------
[a] Last Twelve Months financial information excludes non-recurring charges.
[b] Includes short-term securities.
[c] Includes any short and long-term debt, capitalized leases, redeemable preferred stock and minority interest.
[d] Information excludes results for CarMax Group Subsidiary.
[e] Operating expenses excludes $3.7 million in early retirement of assets for
    FY1996.
[f] Operating expenses exclude $9.3 million related to severance costs associated with employment reductions and the shutdown of the Canadian wholy-owned subsidiary fro FY 1996. Operating expenses exclude income of $26.3 million from royalty payments related to the tuning system patents for FY1996, and $3.1 Million for 2Q97.

                                                       Twelve     Latest Twelve Months [a]                           Margins
                                                               -------------------------------------- ---------------------------
Company                                       Ticker   Months    Revenue    EBITDA    EBIT      Net    Gross    EBITDA     EBIT
-------------------------------------------- -------- -------- ----------- -------- -------- -------- -------- --------  --------
Branded Retail
Gap                                          GPS        Jul     $5,627.3    $968.3   $732.9   $459.3     37.1%    17.2%     13.0%
Gucci                                        GUC        Jan        880.7     250.6    239.1    168.4     64.5     28.5      27.2
Gymboree                                     GYMB       Jul        333.0      68.7     57.8     32.1     44.9     20.6      17.4
Starbucks                                    SBUX       Jun        892.6     130.5     77.3     45.7     54.5     14.6       8.7
Tiffany                                      TIF        Jul        955.5     146.5    125.3     64.4     54.7     15.3      13.1
Williams-Sonoma                              WSGC       Jul        857.8      81.7     54.6     23.5     39.9      9.5       6.4
                                                                                            ----------------------------------------
                                                                                              Mean:      49.3%    17.6%     14.3%
                                                                                             Median:     49.7     16.3      13.1
                                                                                            ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fever                                                   Jun     $   51.3    $  0.3    ($0.8)   ($0.6)    39.6%     0.6%     (1.6)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Night [d]                                               Mar     $1,245.2    $130.9   $109.0   $129.5     21.9%    10.5%      8.8%
------------------------------------------------------------------------------------------------------------------------------------

                                                                    Operating Costs   Balance Sheet Info.  CapEx/
                                                          -------- ----------------- ---------------------
Company                                                     Net      R&D     S,G&A    Cash [b]   Debt [c]   Sales
--------------------------------------------              -------- -------- -------- ---------- ---------- -------
Branded Retail
Gap                                                           8.2 %     na%    24.1   $257.6       $90.2      7.7%
Gucci                                                        19.1       na     37.4    230.9        38.1      1.7
Gymboree                                                      9.6       na     27.6     50.8         0.0     14.3
Starbucks                                                     5.1       na     45.8    182.8        19.9     17.7
Tiffany                                                       6.7       na     41.6     76.5       162.2      3.9
Williams-Sonoma                                               2.7       na     33.5     27.3        89.7      5.5
                                              ----------------------------------------------------------------------
                                                   Mean:      8.6%      na     35.0%                          8.5%
                                                 Median:      7.4       na     35.5                           6.6
                                              ----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Fever                                            (1.2)%    1.1%    40.0%    $0.1        $1.9      4.1%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Night [d]                                        10.4%     2.6%    10.5%  $338.4       $10.8      2.7%
-------------------------------------------------------------------------------------------------------

____________________________________________
[a] Last Twelve Months financial information excludes non-recurring charges. [b] Includes short-term securities.
[c] Includes any short and long-term debt, capitalized leases, redeemable preferred stock and minority interest.
[d] FY96 Net Income excludes $18.78 million of special one time charges.

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


6.   INDICATED VALUE BASED ON COMPARABLE M&A TRANSACTIONS


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                INDICATED VALUE BASED ON COMPARABLE TECHNOLOGY
                               M&A TRANSACTIONS
                         ($MM, except per share data)

                                        FEVER                                       Implied       Implied
                                         LTM                Selected              Enterprise       Equity              Implied
                                   Financials [a]        M&A Transaction             Value       Value [c]             Equity
                                        ($MM)             Multiple [b]               ($MM)         ($MM)         Value Per Share [d]
------------------------------------------------------------------------------------------------------------------------------------
 LTM Revenues                         $51.3        x           1.4                   $72.3          $70.4             $17.04

 LTM EBITDA                             0.3        x          13.5                     NM             NM                NM

 LTM EBIT                              (0.8)       x          22.4                     NM             NM                NM

 LTM Net Income                        (0.6)       x          33.3                     NM             NM                NM

 Book Value (as of 6/30/97)            15.4        x           4.2                    66.8           65.0              15.73

 Premium One Trading Day Prior to
 Announcement (10/03/97) [d]          $ 7.1        x          22.8%                   38.0           36.2               8.75

 Premium Twenty Trading Days Prior to
 Announcement (9/04/97) [d]           $ 5.0        x          27.1%                   28.1           26.2               6.35

------------------------------------------------------------------------------------------------------------------------------------
 Purchase Price of FEVER                                                             $46.0          $44.1             $10.68
------------------------------------------------------------------------------------------------------------------------------------

____________________________________
[a] Information based on projected twelve month results for period ending
    6/30/97.
[b] Uses mean value from relevant page.
[c] Equity Value equals Enterprise Value plus $.1 million in cash less $1.9 million in debt.
[d] Assumes 4.1 million shares of FEVER and 0.6 million options with an average exercise price of $4.60 pershare outstanding on the effective date.



----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                 INDICATED VALUE BASED ON COMPARABLE CONSUMER
                               M&A TRANSACTIONS

                         ($MM, except per share data)

                                           FEVER
                                            LTM                 Selected            Implied       Implied            Implied
                                        Financials [a]        M&A Transaction      Enterprise      Equity             Equity
                                            ($MM)               Multiple [b]          Value       Value [c]      Value Per Share [d]
--------------------------------------------------------------------------------------------------------------------------------
LTM Revenues                                 $51.3       x          2.0              $101.2         $99.3          $24.04

LTM EBITDA                                     0.3       x         15.6                  NM            NM              NM

LTM EBIT                                      (0.8)      x         20.6                  NM            NM              NM

LTM Net Income                                (0.6)      x         30.0                  NM            NM              NM

Book Value (as of 6/30/97)                    15.4       x          4.3                68.7          66.8           16.17

Premium One Trading Day Prior to              $7.1       x         25.1%               38.7          36.8            8.92
Announcement (10/03/97) [d]

Premium Twenty Trading Days Prior to          $5.0       x         39.4%               30.6          28.8            6.97
Announcement (9/04/97) [d]

--------------------------------------------------------------------------------------------------------------------------------
PURCHASE PRICE OF FEVER                                                               $46.0         $44.1          $10.68
--------------------------------------------------------------------------------------------------------------------------------

______________________________
(a) Information based on projected twelve month results for period ending
    6/30/97.
(b) Uses mean value from relevant page.
(c) Equity Value equals Enterprise Value plus $.1 million in cash less $1.9 million in debt.
(d) Assumes 4.1 million shares of FEVER and 0.6 million options with an average exercise price of $4.60 per share outstanding on the effective date.



---------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                     SELECTED COMPARABLE M&A TRANSACTIONS

----------------------------------------
Selected Comparable M&A Transactions [a]
----------------------------------------
  Date
   Ann.                    Target                            Acquiror                       Business of Target
----------------------------------------------   -----------------------------   -----------------------------------------------
  9/5/97  Stairmaster Sports/Medical Products    John Rutledge Partners          Mnfr. of fitness equipment (Stairclimbers,
                                                                                 Gravitron)
 12/23/96 Starsight Telecast, Inc.               Gemstar International, Inc.     Pvd cable programming svcs
 11/26/96 Armor All                              Clorox                          Automotive consumer products
  9/12/96 Duracell International, Inc.           The Gillette Company            Mnfr and sells alkaline batteries.
   1/3/96 International Jensen, Inc.             Recoton Corporation             Mnfr. home & automotoive loudspeakers.
  9/28/95 Marietta Corporation                   BFMA Holding, Corp.             Mnfr guest amenity programs to travel & lodging
                                                                                 industry.
  9/22/94 Neutrogena Corp.                       Johnson & Johnson               Mnfr and distributes skin care & hair care
                                                                                 products.
  5/24/94 Mr. Coffee, Inc.                       Signature Brands USA, Inc.      Mnfr coffee makers
  5/21/94 Gerber Products                        Sandoz Ltd.                     Produces and distributes baby foods.
   8/2/93 Goody Products                         Newell Co.                      Mnfr hair care and cosmetic products

                 Offer for          Multiple of:            Offer for                   Multiple of:               % Prem. to Mkt.
                             --------------------------                  ---------------------------------------------------------
                 Equity       Net     Book   Cash  Flow     Assets [b]                                 Net Oper.    (Trading Days)
                 ($MM)       Income   Value  From  Oper.      ($MM)        Revenue    EBITDA    EBIT    Assets     1 Day    20 Days
-----------------------------------------------------------------------------------------------------------------------------------
   Private       $42.2        6.8x    2.2x      3.8x           $42.0          0.8x      4.5x     5.9x     2.2x       nm        nm
   Public        233.8          nm   11.2x        nm           211.8         19.4x        nm       nm       nm      0.7%    25.5%
   Public        410.4       52.6x    3.3x     14.6x           355.5          1.9x     22.2x    29.7x     2.9x      9.1%    14.0%
   Public      8,773.8       34.1x    6.1x     35.8x         9,342.7          4.0x     16.9x    20.5x     4.6x     43.5%    57.6%
   Public         56.8          nm    1.0x        nm           102.3          0.4x     15.0x    37.7x     1.0x     63.0%    46.7%
   Public        $39.6          nm    0.8x     10.3x           $77.9          1.0x     23.5x       nm     1.7x     13.9%    24.2%
   Public        953.0       37.7x    6.9x     71.6x           934.5          3.1x     20.7x    24.0x     7.8x     22.6%    78.5%
   Public        136.7       20.5x    2.2x     12.9x           160.0          0.9x      8.2x    10.9x     1.9x        nm       nm
   Public      3,747.4       27.4x   10.3x     27.2x         3,832.1          3.2x     15.4x    18.5x     8.5x     53.1%    68.3%
   Public        174.8          nm    2.8x     14.0x           187.7          0.9x     10.6x    20.2x     2.5x      8.2%     8.8%
----------------------------------------------------------------------------------------------------------------------------------
Average [c]     $719.4       30.0x    4.3x     19.1x          $732.7          2.0x     15.6x    20.6x     3.4x     25.1%    39.4%
Median          $204.3       30.8x    3.0x     14.3x          $199.7          1.5x     15.4x    20.4x     2.5x     18.2%    36.1%
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
Selected Comparable Technology M&A Transactions
-----------------------------------------------
  09/19/97 Sterling Electronics Corporation [d]    Marshall Industries             Whl electronic components
  07/03/97 Wyle Electronics [d]                    Raab Karcher, AG                Whl high tech electronics
  04/10/97 Microcom                                Compaq Computer                 Mnfr. Modem and related products
  02/26/97 Compression Labs                        V-TEL                           Mnfr. videoconferencing  equipment
   2/26/97 U.S. Robootics                          3Com                            Mnfr. modem and related hardware
   10/4/96 Augat, Inc.                             Thomas & Betts Corp.            Mnfr electrical components for elect. industry.
  07/01/96 Brooktree Corp.                         Rockwell International          Mnfr ASICs for graphics systems
  11/09/96 NetWorth                                Compaq                          Dvlps peripheral systems
  10/03/95 Conner Peripherals, Inc.                Seagate Technology, Inc.        Mnfr hard disk drives
   4/27/95 Acuity Imaging, Inc.                    Robotic Visions Systems, Inc.   Mnfr machine-vision based inspection and meas.
                                                                                   products

 Public      $162.3       18.7x      2.7x          nm       $208.5       0.6x     10.9x    12.6x    2.0x          16%         57%
 Public       633.0       17.1x      2.8x      936.4x        751.3       0.6x      9.8x    11.2x    2.2x          17%         35%
 Public       360.6       54.3x      3.3x          nm        366.2       2.1x     19.7x    39.6x    3.2x        54.8%       41.3%
 Public        52.7          nm      4.0x          nm         64.7       0.7x        nm       nm    3.4        -32.4%      -34.3%
 Public    $6,814.1       23.4x      7.9x      145.5x     $6,892.3       2.8x     14.7x    15.7x    7.3x        11.9%        0.0%
 Public       585.8       52.3x      2.1x       26.7x        624.9       1.1x     14.0x    29.3x    2.0x        35.9%       49.3%
 Public       258.5       63.4x      1.8x       83.3x        269.0       1.8x     13.2x    49.2x   13.2x        42.9%       16.5%
 Public       350.6          nm      9.1x      120.1x        390.9       6.8x        nm       nm   16.9x        21.7%      111.3%
 Public       322.9        6.1x      0.8x        2.7x        507.9       0.2x      3.2x     7.8x    0.9x         -18%         -5%
 Public        33.4       33.7x     17.7x         nm          33.0       1.6x     18.5x    26.1x   22.0x        55.0%       21.9%

----------------------------------------------------------------------------------------------------------------------------------
Average [c]  $340.8       33.3x      4.2x       93.9x       $397.9       1.4x     13.5x    22.4x    6.3x        22.8%       27.1%
Median        336.8       28.6x      3.1x      101.7x        378.5       1.4x     13.6x    20.9x    3.3x        19.2%       28.5%
----------------------------------------------------------------------------------------------------------------------------------

_____________________________________________________________________________
[a]  Selected  consumer and technology deals.  Source: SDC, H&Q
[b]  Offer for Assets equals Offer for Equity plus debt less cash.
[c]  Average excludes the highest and lowest values.
[d]  Deal pending.

                                              Preliminary Draft/Work in Progress


7.   DISCOUNTED CASH FLOW ANALYSIS


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                         DISCOUNTED CASH FLOW ANALYSIS
                                     ($MM)

                                                        --------------  --------------  --------------  --------------  ------------
                                                          FY 1998 E       FY 1999 E        FY 2000 E       FY 2001 E     FY 2002 E
                                                        --------------  --------------  --------------  --------------  ------------
Revenue [a]                                             $         79.3  $         95.5  $        102.1  $        108.3  $     113.8

EBIT [a]
Taxes at effective rate                                 $          2.8  $          5.3  $          5.9  $          6.3  $       6.4
Tax effected EBIT                                                 (1.1)           (2.1)           (2.4)           (2.5)        (2.6)
                                                        --------------- --------------- --------------  --------------  ------------
                                                                   1.7             3.2             3.5             3.8          3.8

Net changes in working capital [a]                               (11.2)           (6.0)           (1.8)           (1.9)        (2.0)
                                                        --------------- --------------- --------------  --------------  ------------

OPERATING CASH FLOW                                               (9.5)           (2.8)            1.7             1.9          1.8

+ Depreciation and amortization [a]                                1.4             2.0             2.5             2.6          2.8
- Capital expenditures [a]                                        (1.3)           (4.5)           (0.8)           (0.8)        (0.8)

                                                        --------------- --------------- --------------  --------------  -----------
FREE CASH FLOW                                          $         (9.4) $         (5.3) $          3.4  $          3.7  $       3.8
                                                        =============== =============== ==============  ==============  ===========

TERMINAL VALUE:
(based on 2002 Revenue)

                                        0.50 x Revenue  $         56.9
                                        0.75 x Revenue            85.3
                                        1.00 x Revenue           113.8

                                   -------------------  -------------- ---------------- -----------------
DISCOUNT RATE CALCULATION [B]      Equity risk premium  Risk free rate      Beta        Discount rate
                                   -------------------  -------------- ---------------- -----------------
    (CAPM)                               10.79%                 5.96%            0.89        15.56%
                                   -------------------  -------------- ---------------- -----------------

-----------------------------------------------------------------------H&Q

                                             Preliminary Draft/Work in Progress

                         DISCOUNTED CASH FLOW ANALYSIS
                                     ($MM)

                                                                                           DISCOUNT RANGE
                                                                 -----------    ---------- -------------- --------    --------
                                                                    12.0%         14.0%         16.0%       18.0%      20.0%
                                                                 -----------    ---------- -------------- --------    --------
A. Net present value of free cash flow [c]                        $   (1.5)      $  (1.8)      $ (2.0)    $  (2.2)     $ (2.4)

B. Present value or terminal value [c]

                                                                 -----------    ---------- -------------- --------    --------
                                               0.50 x Revenue     $   34.2       $  31.6       $ 29.2     $  27.0      $ 25.1
                                               0.75 x Revenue         51.3          47.3         43.8        40.5        37.6
                                               1.00 x Revenue         68.3          63.1         58.4        54.1        50.1
                                                                 -----------    ---------- -------------- --------    --------
C. Total debt less cash and short-term investments                $    1.9       $   1.9       $  1.9     $   1.9      $  1.9

D. Net present value of equity (A+B-C)
                                                                 -----------    ---------- -------------- --------    --------
                                               0.50 x Revenue     $   30.8       $  27.9       $ 25.3     $  22.9      $ 20.8
                                               0.75 x Revenue         47.9          43.7         39.9        36.4        33.3
                                               1.00 x Revenue         65.0          59.5         54.5        50.0        45.8
                                                                 -----------    ---------- -------------- --------    --------

F. Percentage of value derived from terminal value
                                                                 -----------    ---------- -------------- --------    --------
                                               0.50 x Revenue        110.8%        113.0%       115.3%      117.9%      120.7%
                                               0.75 x Revenue        107.0%        108.3%       109.7%      111.3%      112.9%
                                               1.00 x Revenue        105.1%        106.1%       107.1%      108.2%      109.4%
                                                                 -----------    ---------- -------------- --------    --------

______________________
[a] Estimates derived by H&Q based on discussions with management.
[b] Historic market premium on the Nasdaq and other small-cap stocks. Risk free rate is current yield on 5-year Treasury bond. Beta is from Barra.
[c] Assumes transaction closes at end of CY1997.


--------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress


8.   SUMMARY OF IMPLIED EQUITY VALUATIONS


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                       IMPLIED EQUITY VALUATION SUMMARY

                    CATEGORY                                                    TOTAL EQUITY VALUATION        PER SHARE VALUATION

                                                                                     RANGE ($MM)                     RANGE
                                                                       -------------------------------------------------------------
A.  Implied Valuation Based on Comparable Public Companies

     Stereo Retailers/Peripherals & Manufacturers                           $9.1     -     $ 61.0            $2.21    -     $14.76

     Branded Retail Companies                                               10.4     -      107.9             2.51    -      26.57

B.  Implied Valuation Based on Comparable M&A Transactions

     Implied Valuation Based on Comparable Consumer M&A Transactions        28.8     -       99.3             6.97    -      24.04

     Implied Valuation Based on Comparable Technology M&A Transactions      26.2     -       70.4             6.35    -      17.04

C.  Discounted Cash Flow Analysis                                           20.8     -       65.0             5.02    -      15.74

D.  Implied Valuation Based on 52 Week Trading Range                        13.8     -       29.2             3.37    -       7.13

E.  Implied Valuation Based on Historic Trading Range                       13.3     -       40.0             3.25    -       9.75

F.  Implied Valuation Based on Potential Future Share Price Range

     Management Estimates                                                   25.0     -       71.7             6.10    -      17.48

     H&Q Estimates                                                          17.4     -       42.6             4.25    -      10.40

------------------------------------------------------------------------------------------------------------------------------------
 PURCHASE PRICE FOR FEVER                                                         $  44.1                          $   10.68
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

IMPLIED EQUITY VALUATION SUMMARY                           VALUATION METHODOLOGY

                             [GRAPH APPEARS HERE]

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


9.   PROPOSED TRANSACTION MULTIPLES


-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


                        PROPOSED TRANSACTION MULTIPLES
                         ($MM, except per share data)

                               AVERAGE
                               CLOSING        TRANSACTION
TIME PERIOD                     PRICE            VALUE            PREMIUM
-----------------------------------------------------------------------------
10/3/1997                       $7.13           $10.68              50%
Previous week                   $6.95           $10.68              54%
Previous month                  $6.14           $10.68              74%
Previous 3 months               $5.29           $10.68             102%
Previous 6 months               $5.16           $10.68             107%
Previous 12 months              $5.13           $10.68             108%

                               CURRENT
                               TRADING        TRANSACTION
METRIC [A]         ($MM)    MULTIPLES [B]      MULTIPLES          PREMIUM
-----------------------------------------------------------------------------
REVENUES
 LTM Results       $51.3         0.6x            0.9x               47%
 FY 1998           $79.3         0.4x            0.6x               47%
 FY 1999           $95.5         0.3x            0.5x               47%

EBIT
 LTM Results       ($0.8)         nm              nm                 nm
 FY 1998            $2.8        11.1x           16.3x               47%
 FY 1999            $5.3         6.0x            8.7x               47%

NET INCOME
 LTM Results       ($0.6)         nm              nm                 nm
 FY 1998            $1.5        20.3x           30.4x               50%
 FY 1999            $2.7        11.5x           16.2x               41%

[A] Last twelve months as of June 30, 1997. Projected FY1998 and FY1999 results based on H&Q/Management Estimates.
[B] Based on a closing market price of $7.13 on 10/3/1997.

----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


                         10. PRO FORMA IMPACT ON NIGHT


----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress

                           PRO FORMA IMPACT ON NIGHT
                                  Assumptions
                         ($MM, except per share data)

COMPANY                                NIGHT           FEVER
-------------------------------------------------------------
Closing Price on October 3, 1997 [a]    $25.50        $10.68
Shares Outstanding [b]                    92.4           3.8
Options [c]                                0.4           0.6
Weighted-Average Exercise Price [c]     $13.05         $3.92


EPS
 FY 1997 [d,e]                           $1.84        ($0.19)
 FY 1998 [d,e]                            2.38         $0.36
 FY 1999 [d,e]                            2.63         $0.67

P/E
 FY 1997                                  13.9x           mm
 FY 1998                                  10.7x         29.8x
 FY 1999                                   9.7x         15.9x

 ACQUISITION (PURCHASE ACCOUNTING)           CASE A      CASE B
 --------------------------------------------------------------
 % Purchased R&D Write-off                     20%         30%

 Value of Acquisition [f]                     $45         $45
  Less Fever Book Value [g]                   (15)        (15)
                                           --------------------
 Excess of Purchase Price over Book Value      29          29
  Less Purchased R&D Write-off                 (6)         (9)
                                           --------------------
 Goodwill                                     $23         $20
                                           ====================

 Goodwill Amortization Period                   7           7
 Annual Goodwill Charge                        $3          $3

 Pretax Opportunity Cost of Cash             5.50%
 Tax Rate                                    10.0%
 Annual After-tax Opportunity Cost of Cash     $2

[a]  Fever price reflects offer price.
[b] Night shares as of March 31, 1997 10Q. Fever shares outstanding as of June 29, 1997 10K.
[c] Night exercisable options outstanding and weighted average exercise price per June 30, 1996 10K. Fever options outstanding and weighted average exercise price per Fever June 29, 1997 10K.
[d] Night estimates based on First Call median for fiscal years ending, June. [e] Estimates derived by H&Q based on discussions with the Company.
[f]  Based on $10.68 per share.
[g]  Fever book value based on June 29, 1997 10K.

--------------------------------------------------------------------------- H&Q

                                              Preliminary Draft/Work in Progress

                           PRO FORMA IMPACT ON NIGHT
                             Accretion/(Dilution)
                         ($MM, except per share data)

CASE A: 20% R&D WRITE-OFF                     FY 1998  FY 1999      CASE B: 30% R&D WRITE-OFF                     FY 1998   FY 1999
--------------------------------------------------------------      ---------------------------------------------------------------
Acquisition P\E                               29.8 x    15.9 x      Acquisition P\E                             29.8 x       15.9 x

Pro Forma EPS                               $ 2.33    $ 2.60        Pro Forma EPS                             $ 2.34       $ 2.60
 Accretion/(Dilution)$                     ($ 0.05)  ($ 0.03)        Accretion/(Dilution)$                   ($ 0.04)     ($ 0.03)
 Accretion/(Dilution)%                        (1.9%)    (1.2%)        Accretion/(Dilution)%                     (1.7%)       (1.1%)

Pretax Synergies to Break Even [a]          $  4.6    $  3.3        Pretax Synergies to Break Even [a]        $  4.2       $  2.8

SYNERGY SENSITIVITY                    PRICE  FY 1998  FY 1999      SYNERGY SENSITIVITY                    PRICE  FY 1998   FY 1999
--------------------------------------------------------------      ---------------------------------------------------------------
                                     $  7.13  $  1.8   $  0.5                                            $  7.13  $  1.6     $  0.3
                                        8.13     2.6      1.3                                               8.13     2.3        1.0
                                        9.13     3.4      2.1                                               9.13     3.0        1.7
                                       10.13     4.2      2.9                                              10.13     3.8        2.4
                                       11.13     5.0      3.7                                              11.13     4.5        3.2


ACCRETION/(DILUTION) SENSITIVITY   SYNERGIES  FY 1998  FY 1999     ACCRETION/(DILUTION) SENSITIVITY    SYNERGIES  FY 1998   FY 1999
--------------------------------------------------------------     ----------------------------------------------------------------
                                    $      0    (1.9%)   (1.2%)                                          $     0    (1.7%)    (1.1%)
                                           5     0.1%     0.6%                                                 5     0.3%      0.8%
                                          10     2.2%     2.5%                                                10     2.4%      2.6%
                                          15     4.2%     4.3%                                                15     4.4%      4.5%
                                          20     6.3%     6.2%                                                20     6.5%      6.4%

[a] Assumes a tax rate of 10.0%

-----------------------------------------------------------------------------H&Q

                                              Preliminary Draft/Work in Progress


11.  FORM OF FAIRNESS OPINION


-----------------------------------------------------------------------------H&Q

                     [LETTERHEAD OF HAMBRECHT & QUIST LLC]


                                     DRAFT              ONE BUSH STREET
                                     -----              SAN FRANCISCO, CA 94104
                                                        (415) 576-3300


October 30, 1997

Confidential
------------

The Board of Directors
Cambridge SoundWorks, Inc.
333 Needham Street
Newton, Massachusetts 02164


Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of common stock, no par value per share (the "Common Stock"), Cambridge Soundworks Inc. (the "Company") of the consideration to be received by such holders in connection with a proposed transaction as set forth below.

We understand that the Company, Creative Technology Ltd. ("Creative") and CSW Acquisition Corporation (the "Purchaser") propose to enter into an Agreement and Plan of Merger (the "Agreement") dated as of October 30, 1997. The terms of the Agreement provide, among other things, that (i) the Purchaser will promptly commence a tender offer (the "Offer") to purchase for cash all of the outstanding shares of Common Stock at a purchase price of $10.68 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Agreement and certain ancillary documents to be filed with the Securities and Exchange Commission; and (ii) the Purchaser will subsequently be merged (the "Merger") with and into the Company in a transaction which will provide all remaining holders of shares of Common Stock (other than the Company, Creative the Purchaser or their respective subsidiaries, and holders who have perfected their appraisal rights under Massachusetts law) with $10.68 per share in cash. The Offer and the Merger constitute the "Proposed Transaction."

Hambrecht & Quist LLC ("Hambrecht & Quist"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have acted as a financial advisor to the Board of Directors of the Company in connection with the Proposed Transaction, and we will receive a fee for our services, which include the rendering of this opinion.

The Board of Directors
Cambridge SoundWorks, Inc.
Page 2

In the past, we have provided investment banking and other financial advisory services to the Company and have received fees for rendering these services. In particular, Hambrecht & Quist acted as lead managing underwriter in the Company's initial public offering in 1994. In the ordinary course of business, Hambrecht & Quist acts as a market maker and broker in the publicly traded securities of the Company and receives customary compensation in connection therewith, and also provides research coverage for the Company. In the ordinary course of business, Hambrecht & Quist actively trades in the equity and derivative securities of the Company for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Hambrecht & Quist and its affiliates currently own approximately 337,000 shares of Company Common Stock.

In connection with our review of the Proposed Transaction, and in arriving at our opinion, we have, among other things:

     (i) reviewed the publicly available consolidated financial statements of Creative for recent years and interim periods to date and certain other relevant financial and operating data of Creative made available to us from published sources;

     (ii) reviewed the financial statements of the Company for recent years and interim periods to date and certain other relevant financial and operating data of the Company made available to us from published sources and from the internal records of the Company;

     (iii) reviewed certain internal financial and operating information relating to the Company, including certain financial projections, prepared by the management of the Company;

     (iv) discussed the business, financial condition and prospects of the Company with certain of its officers;

     (v) reviewed the recent reported prices and trading activity for the common stock of the Company and compared such information and certain financial information for the Company with similar information for certain other companies engaged in businesses we consider comparable;

     (vi) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

     (vii)   reviewed the Agreement; and

     (viii) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as we deemed relevant.

In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all of the information concerning the Company or Creative considered in connection with our review of the Proposed Transaction, and we have not assumed any responsibility for independent verification of such information. We have not undertaken any independent valuation or appraisal of any of the assets or liabilities of the Company or Creative; nor have we conducted a physical inspection of the properties and facilities of either company. With respect to the financial forecasts and projections used in our analysis, we have assumed that they reflect the best currently available estimates and judgments of the expected future financial performance of the Company. For purposes of this Opinion, we have assumed that neither the Company nor Creative is a party to any

The Board of Directors
Cambridge SoundWorks, Inc.
Page 3

pending transactions, including external financings, recapitalizations or material merger discussions, other than the Proposed Transaction and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this letter and any change in such conditions would require a reevaluation of this opinion. We were not requested to, and did not, formally solicit indications of interest from any other parties in connection with a possible acquisition of, or business combination with, the Company.

It is understood that this letter is addressed to and for the information of the Board of Directors in connection with their evaluation of the Proposed Transaction and may not be used for any other purpose without our prior written consent; provided, however, that this letter may be reproduced in full in any filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. This letter does not constitute a recommendation to any stockholder of the Company as to whether such stockholder should accept the Offer.

Based upon and subject to the foregoing and after considering such other matters as we deem relevant, we are of the opinion that as of the date hereof the consideration to be received by the holders of Company Common Stock in the Proposed Transaction is fair to such holders from a financial point of view. We express no opinion, however, as to the adequacy or financial fairness of any consideration received in the Proposed Transaction by Creative or any of its affiliates.

Very truly yours,


HAMBRECHT & QUIST LLC

   /s/ David Golden
By ____________________________
   David Golden
   Managing Director